UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	February 12, 2009

Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On February 12, 2009, the Board of Directors (the “Board”) of Harley-Davidson, Inc. (the “Company”) approved an amendment to the By-laws of the Company to add Section 2.08 to implement a form of majority voting for directors. Section 2.08 requires that any nominee for director in an uncontested election who receives more “withheld” votes than “for” votes in his or her election must promptly tender his or her resignation to the Chairman of the Board. The Nominating and Corporate Governance Committee of the Board will promptly consider that resignation and will recommend to the Board whether to accept the tendered resignation or reject it based on all relevant factors. The Board must then act on that recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. However, the Board may determine to extend such 90-day period by an additional period of up to 90 days if it determines that such an extension is in the best interests of the Company and its shareholders. Within four days of the Board’s decision, the Company must disclose the decision in a Current Report on Form 8-K filed with the Securities and Exchange Commission that includes a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the resignation. These requirements do not apply in a contested election.

        The foregoing description of the amendment to the By-laws of the Company is qualified in its entirety by reference to the text of the amendment to the Company’s By-laws attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference and to the full text of the Company’s By-laws, as so amended, which are attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Harley-Davidson, Inc. Amendment to By-laws adopted February 12, 2009.

(3.2)	Harley-Davidson, Inc. By-laws, as amended through February 12, 2009.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Date: February 19, 2009	By: /s/ Gail A. Lione
Gail A. Lione
Executive Vice President, General Counsel and Secretary

HARLEY-DAVIDSON, INC.

Exhibit Index to Current Report on Form 8-K
Dated February 12, 2009

Exhibit
Number

(3.1)	Harley-Davidson, Inc. Amendment to By-laws adopted February 12, 2009.

(3.2)	Harley-Davidson, Inc. By-laws, as amended through February 12, 2009.